UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2004

GENITOPE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-50425	77-0436313

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Penobscot Drive Redwood City, CA	94063

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 482-2000

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 12, 2004, Genitope Corporation (the “Company”) issued a press release announcing its financial results for the second quarter and six months ended June 30, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Genitope Corporation
By:	/s/ Dan W. Denney, Jr., Ph.D.
Dan W. Denney, Jr., Ph.D.
Chairman and Chief Executive Officer

Dated: August 12, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated August 12, 2004 entitled “GENITOPE CORPORATION ANNOUNCES FINANCIAL RESULTS FOR SECOND QUARTER ENDED JUNE 30, 2004”.